Related-Party Transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related-Party Transactions

NOTE 11 – RELATED-PARTY TRANSACTIONS

In the ordinary course of business, loans are granted by the Company to executive officers, directors and their related business interests consistent with Federal Reserve Regulation O.

The following is an analysis of activity of related-party loans for the years ended December 31:

(Dollars in thousands)	2015	2014

Balance at beginning of year	$4,417	$5,092

New loans and advances	69	72

Repayments, including loans sold	148	747

Changes in related parties[1]	(3,843)	–

Balance at end of year	$791	$4,417

[1]The adjustment made in 2015 relates to the retirement of a director.

Deposits from executive officers, directors and their related business interests at December 31, 2015 and 2014 were approximately $2.5 million and $10.4 million.